EXHIBIT 99

CERTIFICATION OF PERIODIC FINANCIAL REPORTS UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify that this Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained herein fairly presents, in all material respects, the financial condition and results of operations of Rayonier Inc.

/s/ W. L. NUTTER                                       /s/ GERALD J. POLLACK
-----------------------                                -------------------------
W. L. Nutter                                           Gerald J. Pollack
Chairman, President and                                Senior Vice President and
Chief Executive Officer                                Chief Financial Officer

March 21, 2003